QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 13, 2003

NaPro BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-243201 (Commission File Number)	84-1187753 (IRS Employer Identification No.)
4840 Pearl East Circle, Suite 300W Boulder, Colorado 80301 (Address of principal executive offices and Zip Code)

(303) 516-8500
(Registrant's telephone number,
including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press release dated November 13, 2003 issued by NaPro BioTherapeutics, Inc.

Item 12. Results of Operations and Financial Condition.

        On November 13, 2003, NaPro BioTherapeutics, Inc. issued a press release announcing its earnings for the third quarter and nine months ended October 1, 2003. A copy of the press release is attached as Exhibit 99.1.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003

NAPRO BIOTHERAPEUTICS, INC.
By:	/s/ GORDON LINK Gordon Link Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated November 13, 2003 issued by NaPro BioTherapeutics, Inc.

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS